                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June
3, 1997


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

       Item 4.  Changes in Registrant's Certifying
Accountant.

On June 3, 1997, the United Securities Bancorporation Board of Directors Audit Committee selected Moss Adams LLP as its independent auditing firm and new independent accountant, effective immediately. For further information the press release issued on June 6, 1997 announcing the selection of Moss Adams is incorporated by reference as Exhibit 99.

99.     Press release dated June 6, 1997, issued by United
Security
        Bancorporation.

                       EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

99.                      Press release dated June 6, 1997,
                         issued by United Security
Bancorporation

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 10, 1997

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer



                                   2